SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2018

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.              Results of Operations and Financial Conditions

On November 5, 2018, Booking Holdings Inc. announced its financial results for the quarter ended September 30, 2018.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of Booking Holdings' unaudited consolidated balance sheet at September 30, 2018, unaudited consolidated statement of operations for the three and nine months ended September 30, 2018 and unaudited consolidated statement of cash flows for the nine months ended September 30, 2018, are included in the financial and statistical supplement attached to the press release.  The unaudited consolidated balance sheet at September 30, 2018, unaudited consolidated statement of operations for the three and nine months ended September 30, 2018 and unaudited consolidated statement of cash flows for the nine months ended September 30, 2018 shall be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, but all other information in the press release shall be treated as "furnished."

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by Booking Holdings on November 5, 2018 relating to, among other things, its third quarter 2018 earnings. The unaudited consolidated balance sheet at September 30, 2018 and unaudited consolidated statement of operations for the three and nine months ended September 30, 2018 and unaudited consolidated statement of cash flows for the nine months ended September 30, 2018 shall be treated as "filed" for purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as "furnished."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  November 5, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by Booking Holdings Inc. on November 5, 2018 relating to, among other things, its third quarter 2018 earnings.